STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT ("Stock Option Agreement") dated July 28, 1998, is by and between FIRST LEHIGH CORPORATION, a Pennsylvania corporation ("FLC") and PATRIOT BANK CORP., a Delaware corporation ("Patriot").

                                   BACKGROUND

     1. Patriot and FLC desire to enter into an Agreement and Plan of Consolidation, dated July 28, 1998 (the "Agreement"), providing, among other things, for the creation by Patriot and FLC of a bank holding company which will issue shares of its common stock to the sharehold ers of Patriot and FLC (the "Consolidation").

     2. As a condition to Patriot to enter into the Agreement, FLC is granting to Patriot an option to purchase up to that number of shares of common stock, par value $.01 per share (the "Common Stock") of FLC as shall equal 19.9% of shares of Common Stock of FLC issued and outstanding as of the date hereof, on the terms and conditions hereinafter set forth.

                                    AGREEMENT

     In consideration of the foregoing and the mutual covenants and agreements set forth herein, Patriot and FLC, intending to be legally bound hereby, agree:

     1. Grant of Option. FLC hereby grants to Patriot, on the terms and conditions set forth herein, the option to purchase (the "Option") up to 410,000 shares of Common Stock of FLC (as adjusted as set forth herein, the "Option Shares") at a price per share (as adjusted as set forth herein, the "Option Price") equal to $[7.00], provided, however, that in no event shall the number of Option Shares for which the Option is exercisable exceed 19.9% of the issued and outstanding shares of FLC Common Stock without giving effect to any shares subject to or issued pursuant to the Option.

     2. Exercise of Option.

     (a) Provided that (i) Patriot shall not be, on the date of exercise, in material breach of the agreements or covenants contained in the Agreement or this Stock Option Agreement, and (ii) no preliminary or permanent injunction or other order against the delivery of shares covered by the Option issued by any court of competent jurisdiction in the United States shall be in effect on the date of exercise, upon or after the occurrence of a Triggering Event (as such term is hereinafter defined) Patriot may exercise the Option, in whole or in part, at any time or one or more times, from time to time; provided that the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Date of the Consolidation, as provided in the Agreement, (B) termination of the Agreement in accordance with the terms thereof prior to the occurrence of a Triggering Event or a Preliminary Triggering Event, other than a termination of the Agreement pursuant to Section 6.01(d), unless in the case of termination by FLC pursuant to Section 6.01(d), such termination

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


is as a result of a willful breach of the Agreement by Patriot (a termination pursuant to Section 6.01(d), except a termination by FLC as a result of a willful breach by Patriot, being referred to herein as a "Default Termination"),
(C) 18 months after the termination of the Agreement by Patriot or FLC pursuant to a Default Termination, and (D) 18 months after termination of the Agreement (other than pursuant to a Default Termination) following the occurrence of a Triggering Event or a Preliminary Triggering Event; and provided, further, that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable securities and banking laws. The rights set forth in
Section 3 hereof shall terminate when the right to exercise the Option terminates (other than as a result of a complete exercise of the Option) as set forth above.

     (b) As used herein, the term "Triggering Event" means the occurrence of any of the following events:

          (i) a person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder), other than Patriot or an affiliate of Patriot, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 25% or more of the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the Securities and Exchange Commission); or

          (ii) a person or group, other than Patriot or an affiliate of Patriot, enters into an agreement or letter of intent or memorandum of understanding with FLC or FLC shall have authorized, recommended or publicly proposed, or publicly announced an intention to authorize, recommend or propose, such an agreement or letter of intent or memorandum of understanding, pursuant to which such person or group or any affiliate of such person or group would
     (i) merge or consolidate, or enter into any similar transaction, with FLC,
     (ii) acquire all or substantially all of the assets or liabilities of FLC or all or substantially all of the assets or liabilities of First Lehigh Bank (or any successor subsidiary), the wholly-owned subsidiary of FLC ("First Lehigh Bank"), or (iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 25% or more of the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the Securities and Exchange Commission) or the then outstanding shares of common stock of First Lehigh Bank.

     (c) As used herein, the term "Preliminary Triggering Event" means the occurrence of any of the following events:

          (i) a person or group (as such terms are defined in the Exchange Act and the rules and regulations thereunder), other than Patriot or an affiliate of Patriot, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 10% or more of the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the Securities and Exchange Commission);


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


          (ii) a person or group, other than Patriot or an affiliate of Patriot, publicly announces a bona fide proposal (including a written communication that is or becomes the subject of public disclosure) for (i) any merger, consolidation or acquisition of all or substantially all the assets or liabilities of FLC or all or substantially all the assets or liabilities of First Lehigh Bank, or any other business combination involving FLC or First Lehigh Bank, or (ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 10% or more of the then outstanding shares of Common Stock or the then outstanding shares of Common Stock of First Lehigh Bank (collectively, a "Proposal"), and thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinafter defined) at least 30 days prior to the meeting of shareholders of FLC called to vote on the Consolidation, FLC's shareholders fail to approve the Consolidation by the vote required by applicable law at the meeting of shareholders called for such purpose or such meeting has been cancelled; or

          (iii) the Board of Directors of FLC shall (A) fail to recommend the Consolidation, (B) recommend an Acquisition Transaction or (C) have withdrawn or modified in a manner adverse to Patriot the recommendation of the Board of Directors of FLC with respect to the Agreement and thereafter FLC's shareholders fail to approve the Consolida tion by the vote required by law at the meeting of shareholders called for such purpose or such meeting is not scheduled or is cancelled without the written consent of Patriot; or

          (iv) a person or group, other than Patriot or an affiliate of Patriot, makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, FLC shall have breached any representation, warranty, covenant or obligation contained in the Agreement and such breach would entitle Patriot to terminate the Agreement under Section 6.01(d) thereof (without regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Consolidation pursuant to the Agreement).

If more than one of the transactions giving rise to a Triggering Event or a Preliminary Triggering Event under this Section 2 is undertaken or effected, then all such transactions shall give rise only to one Triggering Event or Preliminary Triggering Event, as applicable, which Triggering Event or Preliminary Triggering Event shall be deemed continuing for all purposes hereunder until all such transactions are abandoned.

     "Publicly Withdrawn" for purposes of this Section 2 shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over FLC or in soliciting or inducing any other person (other than Patriot or an affiliate of Patriot) to do so.

     Notwithstanding the foregoing, the obligation of FLC to issue Option Shares upon exercise of the Option shall be deferred (but shall not terminate): (i) until the receipt of all required governmental or regulatory approvals or consents necessary for FLC to issue the Option Shares or Patriot to exercise the Option, or until the expiration or termination of any waiting period required by law, or (ii) so long as any injunction or other order, decree or ruling issued by

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


any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares, and, in each case, notwithstanding any provision to the contrary set forth herein, the Option shall not expire or otherwise terminate with respect to the Option Shares subject to any prior exercise.

     FLC shall notify Patriot promptly in writing of the occurrence of any Triggering Event known to it, it being understood that the giving of such notice by FLC shall not be a condition to the right of Patriot to exercise the Option. FLC will not take any action which would have the effect of preventing or disabling FLC from delivering the Option Shares to Patriot upon exercise of the Option or otherwise performing its obligations under this Stock Option Agreement, except to the extent required by applicable securities and banking laws and regulations. In the event Patriot wishes to exercise the Option, Patriot shall send a written notice to FLC (the date of which is hereinafter referred to as the "Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date between two and ten business days inclusive from the Notice Date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals or the expiration of any legally required notice or waiting period, if any.

     3. Repurchase of Option by FLC.

     (a) Subject to the last sentence of Section 2(a), at the request of Patriot at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 3(d)) and ending 18 months immediately thereafter, FLC shall repurchase from Patriot (x) the Option and (y) all shares of Common Stock purchased by Patriot pursuant hereto with respect to which Patriot then has beneficial ownership. The date on which Patriot exercises its rights under this
Section 3 is referred to as the "Request Date." Such repurchase shall be at an aggregate price (the "Section 3 Repurchase Consideration") equal to the sum of:

          (i) the aggregate Purchase Price paid by Patriot for any shares of Common Stock acquired pursuant to the Option with respect to which Patriot then has beneficial ownership;

          (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Common Stock over (y) the Option Price (subject to adjustment pursuant to Section 6), multiplied by the number of shares of Common Stock with respect to which the Option has not been exercised; and

          (iii) the excess, if any, of the Applicable Price over the Option Price (subject to adjustment pursuant to Section 6) paid (or, in the case of Option Shares with respect to which the Option has been exercised, but the Closing has not occurred, payable) by Patriot for each share of Common Stock with respect to which the Option has been exercised and with respect to which Patriot then has beneficial ownership, multiplied by the number of such shares.

     (b) If Patriot exercises it rights under this Section 3, FLC shall, within ten (10) business days after the Request Date, pay the Section 3 Repurchase Consideration to Patriot


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in immediately available funds, and contemporaneously with such payment, Patriot shall surrender to FLC the Option and the certificate evidencing the shares of Common Stock purchased thereun der with respect to which Patriot then has beneficial ownership, and Patriot shall warrant that it has sole record and beneficial ownership of such shares, and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. Notwithstanding the foregoing, to the extent that prior notification to or approval of any banking agency or department of any federal or state government, including without limitation the FRB, the PDB, the FDIC, or the respective staffs thereof (the "Regulatory Authority"), is required in connection with the payment of all or any portion of the Section 3 Repurchase Consideration, Patriot shall have the ongoing option to revoke its request for repurchase pursuant to
Section 3, in whole or in part, or to require that FLC deliver from time to time that portion of the Section 3 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval), in which case the ten (10) business day period of time that would otherwise run pursuant to the preceding sentence for the payment of the portion of the Section 3 Repurchase Consideration shall run instead from the date on which, as the case may be, any required notification period has expired or been terminated or such approval has been obtained and, in either event, any requisite waiting period shall have passed. If any Regulatory Authority disapproves of any part of FLC's proposed repurchase pursuant to this Section 3, FLC shall promptly give notice of such fact to FLC. If any Regulatory Authority prohibits the repurchase pursuant to this Section 3, FLC shall promptly give notice of such fact to Patriot. If any Regula tory Authority prohibits the repurchase in part but not in whole, then Patriot shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Patriot shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of the number of shares covered by the Option in respect of which payment has been made pursuant to
Section 3(a)(ii) and the number of shares covered by the portion of the Option (if any) that has been repurchased. Patriot shall notify FLC of its determination under the preceding sentence within five (5) business days of receipt of notice of disapproval of the repurchase.

     (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Common Stock paid for any such share by the person or groups described in Section 3(d)(i), (ii) the price per share of Common Stock received by a holder of Common Stock in connection with any merger or other business combination transaction described in Section 3(d)(ii), (iii) or (iv), or (iii) the highest closing sales price per share of Common Stock quoted on the Nasdaq Stock Market or OTC Bulletin Board during the 40 business days preceding the Request Date; provided, however, that in the event of a sale of less than all of FLC's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of FLC as determined by a nationally-recognized investment banking firm selected by Patriot, divided by the number of shares of Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or
(ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally-recognized investment banking firm


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


selected by Patriot and reasonably acceptable to FLC, which determination shall be conclusive for all purposes of this Agreement.

     (d) As used herein, a Repurchase Event shall occur if (i) any person or group (as such terms are defined in the Exchange Act and the rules and regulations thereunder), other than Patriot or an affiliate of FLC, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of, or the right to acquire beneficial ownership of, 25% or more of the then-outstanding shares of Common Stock, (ii) FLC shall have merged or consolidated with any person, other than Patriot or an affiliate of Patriot, and shall not be the surviving or continuing corporation of such merger or consolidation, (iii) any person, other than Patriot or an affiliate of Patriot, shall have merged into FLC and FLC shall be the surviving corporation, but, in connection with such merger, the then-outstanding shares of Common Stock have been changed into or exchanged for stock or other securities of FLC or any other person or cash or any other property or the outstanding shares of Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the surviving corporation or
(iv) FLC shall have sold or otherwise transferred more than 25% of its consolidated assets to any person, other than Patriot or an affiliate of Patriot.

     4. Payment and Delivery of Certificates. At any Closing hereunder, (a) Patriot will make payment to FLC of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by FLC, (b) FLC will deliver to Patriot a stock certificate or certificates representing the number of Option Shares so purchased, registered in the name of Patriot or its designee, in such denominations as were specified by Patriot in its notice of exercise, and (c) Patriot will pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

     A legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Stock Option Agreement, which legend will read substantially as follows:

          "The shares of stock evidenced by this certificate have not been the subject of a registration statement filed under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Securities and Exchange Commission. These shares may not be sold, transferred or otherwise disposed of prior to such time unless First Lehigh Corporation receives an opinion of counsel acceptable to it stating that an exemption from the registration provisions of the Act is available for such transfer."

     5. Registration Rights. Upon or after the occurrence of a Triggering Event and upon receipt of a written request from Patriot, FLC shall prepare and file as soon as practicable a registration statement under the Securities Act of 1933 (the "Securities Act") with the Securities and Exchange Commission covering the Option and such number of Option Shares as Patriot shall specify in its request, and FLC shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares, provided that Patriot shall in no event have the right to have more than one such registration statement become effective, and provided further that FLC shall not be required to prepare and file any such registration statement in connection with any proposed sale with respect


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


to which counsel to FLC delivers to FLC and to Patriot its opinion to the effect that no such filing is required under applicable laws and regulations with respect to such sale or disposition; provided further, however, that FLC may delay any registration of Option Shares above for a period not exceeding 90 days in the event that FLC shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of securities by FLC. Patriot shall provide all information reasonably requested by FLC for inclusion in any registration statement to be filed hereunder. In connection with such filing, FLC shall use its reasonable best efforts to cause to be delivered to Patriot such certificates, opinions, accountant's letters and other docu ments as Patriot shall reasonably request and as are customarily provided in connection with registration of securities under the Securities Act. FLC shall provide to Patriot such number of copies of the preliminary prospectus and final prospectus and any amendments and supplements thereto as Patriot may reasonably request.

     All reasonable expenses incurred by FLC in complying with the provisions of this Section 5, including, without limitation, all registration and filing fees, reasonable printing expenses, reasonable fees and disbursements of counsel for FLC and blue sky fees and expenses, shall be paid by FLC. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to Patriot and any other expenses incurred by Patriot in connection with such filing shall be borne by FLC. In connection with such filing, FLC shall indemnify and hold harmless Patriot against any losses, claims, damages or liabilities, joint or several, to which Patriot may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and FLC will reimburse Patriot for any legal or other expense reasonably incurred by Patriot in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that FLC will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of Patriot specifically for use in the preparation thereof. Patriot will indemnify and hold harmless FLC to the same extent as set forth in the immediately preceding sentence but only with reference to written information furnished by or on behalf of Patriot for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and Patriot will reimburse FLC for any legal or other expense reasonably incurred by FLC in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary contained herein, no indemnifying party shall be liable for any settlement effected without its prior written consent.

     6. Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, split-ups, recapitalizations, combinations, conversions, divisions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.


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


     7. Filings and Consents. Each of Patriot and FLC will use its reasonable best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Stock Option Agreement. Within 10 days from the date hereof, Patriot shall file a report of beneficial ownership on Form 13D with the Securities and Exchange Commission under the Exchange Act which discloses the rights of Patriot hereunder.

     8. Representations and Warranties of FLC. FLC hereby represents and warrants to Patriot as follows:

     (a) Due Authorization. FLC has full corporate power and authority to execute, deliver and perform this Stock Option Agreement and all corporate action necessary for execution, delivery and performance of this Stock Option Agreement has been duly taken by FLC. This Stock Option Agreement constitutes a legal, valid and binding obligation of FLC, enforceable against FLC in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

     (b) Authorized Shares. FLC has taken all necessary corporate action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

     9. Representations and Warranties of Patriot. Patriot hereby represents and warrants to FLC that Patriot has full corporate power and authority to execute, deliver and perform this Stock Option Agreement and all corporate action necessary for execution, delivery and performance of this Stock Option Agreement has been duly taken by Patriot. This Stock Option Agreement constitutes a legal, valid and binding obligation of Patriot, enforceable against Patriot in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

     10. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Stock Option Agreement and that the obligations of the parties hereto shall be specifically enforceable.

     11. Entire Agreement. This Stock Option Agreement and the Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

     12. Assignment or Transfer. Patriot may not sell, assign or otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to a wholly-owned subsidiary of Patriot. Patriot represents that it is acquiring the Option for Patriot's own account and not with a view to, or for sale in connection with, any distribution of the Option or the Option Shares. Patriot is aware that neither the Option nor the Option Shares is the subject of a registration statement filed with, and declared effective by, the Securities and


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


Exchange Commission pursuant to Section 5 of the Securities Act, but instead each is being offered in reliance upon the exemption from the registration requirement provided by Section 4(2) thereof and the representations and warranties made by Patriot in connection therewith.

     13. Amendment of Stock Option Agreement. By mutual consent of the parties hereto, this Stock Option Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmen tal authority or any applicable order of any court or for any other purpose.

     14. Validity. The invalidity or unenforceability of any provision of this Stock Option Agreement shall not affect the validity or enforceability of any other provisions of this Stock Option Agreement, which shall remain in full force and effect.

     15. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by telegram or telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                           (i)      If to FLC, to:


                                    First Lehigh Corporation
                                    1620 Pond Road
                                    Allentown, PA  18104

                                    Attention:  Wilbur R. Roat, Director

                                    Telecopy No.:  (610) 398-6693

                                    with a copy to:

                                    Duane, Morris & Heckscher, LLP
                                    4200 One Liberty Place
                                    Philadelphia, Pennsylvania 19103-9396

                                    Attention:  Kathleen M. Shay, Esquire

                                    Telecopy No.:  (215) 979-1020


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



                           (ii)     If to Patriot, to:

                                    Patriot Bank Corp.
                                    High and Hanover Street
                                    Pottstown, Pennsylvania 19464

                                    Attention:  Joseph W. Major, President
                                                and Chief Executive Officer

                                    Telecopy No.:  (610) 323-0914

                                    with copies to:

                                    Stevens & Lee
                                    One Glenhardie Corporate Center
                                    Suite 202
                                    1275 Drummers Lane
                                    P.O. Box 236
                                    Wayne, PA 19087

                                    Attention:  Jeffrey P. Waldron, Esquire

                                    Telecopy No.:  (610) 687-1384

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

     16. Governing Law. This Stock Option Agreement shall be governed by and construed in accordance with the domestic internal law (but not the law of conflicts of law) of the Commonwealth of Pennsylvania.

     17. Captions. The captions in this Stock Option Agreement are inserted for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

     18. Waivers and Extensions. The parties hereto may, by mutual written consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive in writing (i) compliance with any of the covenants of the other party contained in this Stock Option Agreement and/or
(ii) the other party's performance of any of its obligations set forth in this Stock Option Agreement.

     19. Parties in Interest. This Stock Option Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, nothing in this Stock Option Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Stock Option Agreement.



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


     20. Counterparts. This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     21. Expenses. Except as otherwise provided herein, all costs and expenses incurred by the parties hereto in connection with the transactions contemplated by this Stock Option Agreement or the Option shall be paid by the party incurring such cost or expense.

     22. Defined Terms. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Stock Option Agreement to be executed by its duly authorized officer as of the day and year first above written.


                                          FIRST LEHIGH CORPORATION

                                          By
                                            ------------------------------------
                                            John H. McKeever, Chairman
                                            of the Board and Acting President

                                          PATRIOT BANK CORP.

                                          By
                                            ------------------------------------
                                            Joseph W. Major,
                                            President and Chief
                                            Executive Officer



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